UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 4, 2009

BUSINESS DEVELOPMENT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32433	84-1300072
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

c/o Suzhou EZTripMart Business Services Co., Ltd.
20/F, 200 Taicang Rd.
Shanghai, China, 200020
(Address of principal executive offices)

+86-21-6328-4904
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01     Entry into a Material Definitive Agreement

On August 1, 2009, Suzhou EZTripMart Business Services Co., Ltd. ("Suzhou TripMart"), an indirectly wholly-owned subsidiary of Business Development Solutions, Inc. (the "Company"), entered into a management consulting services agreement (the "MCSA") with Shanghai Junli Air Service Co., Ltd. ("Junli"), the sole shareholder of Shanghai EZTripMart Travel Agency Co., Ltd. ("Shanghai TripMart"), a variable interest entity of the Company. On the same day, Shanghai TripMart entered into a technical services agreement (the "TSA") with Junli. Junli engages, among other things, in the business of international and domestic airline ticket sales and domestic cargo agency, and holds tier-one and tier-two air transport sales agency licenses issued by the China Air Transport Association. Both MCSA and TSA are effective as of August 1, 2009.

Management Consulting Services Agreement

Under the terms of the MCSA, Junli has agreed to engage Suzhou TripMart as Junli’s exclusive provider (except as to any affiliate of Suzhou TripMart) of certain management consulting and related services. The MCSA also provides that (i) Suzhou TripMart will share with Junli our resources for marketing of Junli’s products and services; and (ii) from time to time and at the request of Junli, Suzhou TripMart may in its sole discretion make advances to Junli to fund working capital or acquisitions of operating assets, or for any other purpose acceptable to Suzhou TripMart, in which case Suzhou TripMart may request Junli to provide security in form and substance satisfactory to Suzhou TripMart.

In consideration for our services, Junli agreed to pay us a service fee on a semi-monthly basis at such monthly rate as the parties shall from time to time agree and adjust, as appropriate, based on the periodic joint review of Junli’s historic, present and prospective business volume.

The MCSA will be in force until terminated (i) by agreement of the parties, (ii) by Suzhou TripMart or Junli if the other party commits a material breach of its obligations under the MCSA and fails to cure within the cure period, (iii) automatically upon the bankruptcy of Suzhou TripMart or Junli, (iv) by Suzhou TripMart or Junli if the business license or any other license or approval material for the business operations of Suzhou TripMart or Junli is terminated, cancelled or revoked, or (v) by Suzhou TripMart upon 30 days’ notice to Junli.

Technical Services Agreement

Under the terms of the TSA, Junli has agreed to engage Shanghai TripMart as Junli’s exclusive provider (except as to any affiliate of Shanghai TripMart) of certain technical and related services, including technical services in respect of information technology aspects of Junli’s business, and operation, testing, and provision of content for the website operated for Junli’s business. Shanghai TripMart will direct and relay to Junli for processing any and all air-ticketing orders received from and generated by the website operated for Junli’s business on a real-time basis. All such internet orders and revenue generated from such website will belong to Junli. The TSA also provides that from time to time and at the request of Junli, Shanghai TripMart may in its sole discretion make advances to Junli to fund working capital or acquisitions of operating assets, or for any other purpose acceptable to Suzhou TripMart.

In consideration for our services, Junli agreed to pay us a monthly service fee calculated based on Junli’s ticketing volume of such month at such per ticket (both domestic and international) rate(s) as the parties shall from time to time agree and adjust, as appropriate, based on the periodic joint review of Junli’s historic, present and prospective ticketing volume.

The TSA will be in force until terminated (i) by agreement of the parties, (ii) by Shanghai TripMart or Junli if the other party commits a material breach of its obligations under the TSA and fails to cure within the cure period, (iii) automatically upon the bankruptcy of Shanghai TripMart or Junli, (iv) by Shanghai TripMart or Junli if the business license or any other license or approval material for the business operations of Shanghai TripMart or Junli is terminated, cancelled or revoked, or (v) by Shanghai TripMart upon 30 days’ notice to Junli.

Amended and Restated Intellectual Property Assignment and License Agreement

In connection with the agreements described above, on August 1, 2009, Suzhou TripMart and Shanghai TripMart amended and restated the Intellectual Property Assignment and License Agreement, which was described in our report on Form 8-K previously filed with the Securities and Exchange Commission on March 30, 2009, as amended, to include software, trademarks, and domain names owned by Suzhou TripMart that will be used by Shanghai TripMart to provide services to Junli under the TSA.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under each of the TSA, the MCSA, the Amended and Restated Intellectual Property Assignment and License Agreement, or the Restated IP Agreement, and the transactions contemplated thereby or a complete explanation of the materials thereof. The foregoing description of the agreements is qualified in its entirety by reference to each of the TSA, the MCSA and the Restated IP Agreement, attached hereto as Exhibits 10.1 through 10.3, respectively.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In connection with the agreements described above, as of August 1, 2009, Suzhou TripMart completed an acquisition of certain software of Junli supporting the website operated for Junli’s business and the related hardware equipment for a total of RMB6,414,965.16 (approximately US$939,096). The acquisition price was based on fair value of the acquired assets appraised by a registered third party appraiser.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Management Consulting Services Agreement between Suzhou EZTripMart Business Services Co., Ltd. and Shanghai Junli Air Service Co., Ltd., dated August 1, 2009.

10.2	Technical Services Agreement between Shanghai EZTripMart Travel Agency Co., Ltd. and Shanghai Junli Air Service Co., Ltd., dated August 1, 2009.

10.3	Amended and Restated Intellectual Property Assignment and License Agreement between Suzhou EZTripMart Business Services Co., Ltd. and Shanghai EZTripMart Travel Agency Co., Ltd., dated August 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT SOLUTIONS, INC.

Date: August 4, 2009	By:	/s/ Shu Keung Chui
Shu Keung Chui
Chief Executive Officer

EXHIBITS

Exhibit	Description

10.1	Management Consulting Services Agreement between Suzhou EZTripMart Business Services Co., Ltd. and Shanghai Junli Air Service Co., Ltd., dated August 1, 2009.

10.2	Technical Services Agreement between Shanghai EZTripMart Travel Agency Co., Ltd. and Shanghai Junli Air Service Co., Ltd., dated August 1, 2009.

10.3	Amended and Restated Intellectual Property Assignment and License Agreement between Suzhou EZTripMart Business Services Co., Ltd. and Shanghai EZTripMart Travel Agency Co., Ltd., dated August 1, 2009.